Exhibit 10.23

PLAN DOCUMENT

Executive Incentive Compensation Program

Fiscal Year 2006

1.0	Intent

The intention of the Executive Incentive Compensation Program for Fiscal Year 2006 is to provide incentives to eligible Exar Corporation executives for achieving or surpassing established revenue and operating income goals derived from the FY 2006 Financial Plan. (see Attachment 1, FY 2006 Financial Plan and amended Plan as a result of the Infineon purchase (tethys) agreement).

2.0	Management Participant Qualifications

2.1	Direct participation is limited to a small group of executives who have an important influence on the operation, profits, and future of Exar. Generally, only the corporate officers and the directors of major staff or line functions may be eligible.

2.2	Participation shall be recommended by the President/CEO and is subject to concurrence by the Compensation Committee of the Board of Directors.

2.3	An invitation to participate and the information divulged in connection with the program must be considered private and not be discussed with others.

3.0	Funding of the Incentive Plan Pool

3.1	General:

The Incentive Plan Pool will be funded upon achievement of certain revenue and operating income goals. The operating income goal must be met at the pre-established threshold levels before any pool funding takes place (see Attachment 2, Incentive Pool Funding Matrices). NOTE: operating income thresholds exclude consideration of amortization of intangibles resulting from tethys product. Further, this plan will not be funded unless there is funding and payout for the Fiscal Year 2006 Key Employee Incentive Program.

3.2	Calculation for Pool Funding

The size of the executive pool is the sum of the fiscal year 2006 annual base salary of the participants times their respective target award percentages. The pool size will be modified according to the actual revenue and operating income performance levels. Use the tables in Attachment 2 to determine the

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pool size. For example, if the actual revenue level were $[***], the pool for revenue achievement would be $381K. If the operating income were $[***], the pool for the operating income achievement would be $293.9K. The total pool would be $[***]. (See Attachment 3 for example).

3.3	Calculation for Individual Payout

The individual payout is determined by factoring one’s actual FY’06 base salary, individual target award percentage, actual corporate revenue and operating income results, and personal performance factors. (See Attachment 3 for example of individual calculation).

4.0	Rules

4.1	In calculating incentive compensation, “salary” will be the total base compensation for the fiscal year, excluding any incentive pay, bonus payments, auto allowance, etc.

4.2	It is recognized that certain unforeseen events or inequities could develop in the plan as established. Any merger and/or acquisition may require modification of thresholds and targets. Consideration will be given to unusual circumstances. The Compensation Committee may give such consideration and the Committee’s decision will be final.

4.3	Payments will be made in accordance with the final annual statements as audited by the Company’s independent Certified Public Accountants. Amounts earned should be paid prior to June 15.

4.4	In order to remove any deterrent to a “Purchase Acquisition”, the write-off of in-process R&D will be added back to profits for calculation of operating income.

4.5	The Compensation Committee determines the target award for participants.

4.6	The program is to be in force for FY2006, and only those who are in the employ of the company and still a member of the eligible executive group through the date of payout will qualify for payments.

4.7	As business conditions, participants’ position, or the corporation’s needs change, the Compensation Committee reserves the right to modify or cancel at any time with prior notice this Incentive Program, and participants should not presume continued participation in an Incentive Program.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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Attachments:	1.	FY2006 amended Financial Plan (with Infineon purchase agreement)
	2.	FY2006 Pool Funding Matrices
	3.	Example of Individual Calculation/Formula for Payment

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EXAR CORPORATION INCOME STATEMENT

Attachment 1

[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Attachment 2

Incentive Pool Funding Matrix - Operating Income

Estimated Total Pool @ Target $796,765

Operating Income

	% of Target	$M	Pool Funding Factor (%)	Pool ($000)
Threshold	53.3%	[***]	6.28%	50.0
	55.7%	[***]	8.46%	67.4
	58.0%	[***]	10.65%	84.8
	60.3%	[***]	12.83%	102.3
	62.7%	[***]	15.02%	119.7
	65.0%	[***]	17.21%	137.1
	67.3%	[***]	19.39%	154.5
	69.7%	[***]	21.58%	171.9
	72.0%	[***]	23.77%	189.4
	74.3%	[***]	25.95%	206.8
	76.7%	[***]	28.14%	224.2
	79.0%	[***]	30.32%	241.6
	81.3%	[***]	32.51%	259.0
	83.7%	[***]	34.70%	276.4
	86.0%	[***]	36.88%	293.9
	88.3%	[***]	39.07%	311.3
	90.7%	[***]	41.26%	328.7
	93.0%	[***]	43.44%	346.1
	95.3%	[***]	45.63%	363.5
	97.7%	[***]	47.81%	381.0
Target	100.0%	[***]	50.00%	398.4
	104.2%	[***]	53.60%	427.1
	108.5%	[***]	57.21%	455.8
	112.7%	[***]	60.81%	484.5
	117.0%	[***]	64.42%	513.3
	121.2%	[***]	68.02%	542.0
	125.5%	[***]	71.63%	570.7
	129.7%	[***]	75.23%	599.4
	133.9%	[***]	78.84%	628.1
	138.2%	[***]	82.44%	656.9
	142.4%	[***]	86.05%	685.6
	146.7%	[***]	89.65%	714.3
	150.9%	[***]	93.25%	743.0
	155.2%	[***]	96.86%	771.7
	159.4%	[***]	100.46%	800.5
	163.6%	[***]	104.07%	829.2
	167.9%	[***]	107.67%	857.9
	172.1%	[***]	111.28%	886.6
	176.4%	[***]	114.88%	915.3
	180.6%	[***]	118.49%	944.1
	184.8%	[***]	122.09%	972.8
	189.1%	[***]	125.69%	1001.5
Outstanding	193.3%	[***]	129.30%	1030.2

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Incentive Pool Funding Matrix - Revenue

Estimated Total Pool @ Target $796,765

Revenue

	% of Target	$M	Pool Funding Factor (%)	Pool ($000)
Threshold	88.5%	[***]	6.28%	50.0
	89.1%	[***]	8.46%	67.4
	89.7%	[***]	10.65%	84.8
	90.2%	[***]	12.83%	102.3
	90.8%	[***]	15.02%	119.7
	91.4%	[***]	17.21%	137.1
	92.0%	[***]	19.39%	154.5
	92.5%	[***]	21.58%	171.9
	93.1%	[***]	23.77%	189.4
	93.7%	[***]	25.95%	206.8
	94.3%	[***]	28.14%	224.2
	94.8%	[***]	30.32%	241.6
	95.4%	[***]	32.51%	259.0
	96.0%	[***]	34.70%	276.4
	96.6%	[***]	36.88%	293.9
	97.1%	[***]	39.07%	311.3
	97.7%	[***]	41.26%	328.7
	98.3%	[***]	43.44%	346.1
	98.9%	[***]	45.63%	363.5
	99.4%	[***]	47.81%	381.0
Target	100.0%	[***]	50.00%	398.4
	101.5%	[***]	55.66%	443.5
	103.0%	[***]	61.33%	488.6
	104.4%	[***]	66.99%	533.8
	105.9%	[***]	72.66%	578.9
	107.4%	[***]	78.32%	624.0
	108.9%	[***]	83.99%	669.2
	110.3%	[***]	89.65%	714.3
	111.8%	[***]	95.31%	759.4
	113.3%	[***]	100.98%	804.6
	114.8%	[***]	106.64%	849.7
	116.3%	[***]	112.31%	894.8
	117.7%	[***]	117.97%	940.0
	119.2%	[***]	123.64%	985.1
Outstanding	120.7%	[***]	129.30%	1030.2

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Attachment 3

Example

Example:

Executive

Base Salary	:	200	K
Target Award (T.A.)	:	40%		($80K)
Max Award	:	100%		($200K)
Individual Performance Factor (MBO’s)	:	[***	]

Corporate Results:

			% of Target	Pool Funding %
a.	Revenue Achievement	$[***]	99.4%	47.81%
b.	Operating Income Achievement	$[***]	86.0%	36.88%

	Corporate Modifier (sum of a & b Pool Funding)			84.69%

Formula:

$200K	x	.40	x	0.8469	x	[***]	=	$[***]

é		é		é		é		é

Base Salary		Target Award		Corp. Modif.		Indiv. Perf. Modif.		Preliminary Payout Calculation

Available Executive Pool

@ Target	=	$797K

Corp. Performance	=	84.69%

Final Pool (from Attachment 2)	=	$674.9K
Rev. $381,000
PBT $293,900

If the sum of the preliminary payout calculations for all participants exceeds the final pool, participant payouts are reduced proportionately.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.